TRADE AND OTHER PAYABLES (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Trade and other payables [abstract]
Trade payables	$ 5,985	$ 7,801
Accrued voyage expenses	51,799	43,766
Accrued ship operating expenses	14,296	17,687
Accrued administrative expenses	8,126	11,057
Deferred charter revenue	2,631	0
Other	15,975	17,921
Total current trade and other payables	98,812	98,232
Other	452	472
Total other non-current payables	$ 452	$ 472